UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2015

Date of Report (Date of earliest event reported)

NOVUS ROBOTICS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140396	20-3061959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7669 Kimbal Street Mississauga, Ontario Canda	L5S 1A7
(Address of principal executive offices)	(Zip Code)

(905) 672-7669

Registrant’s telephone number, including area code

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02 NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OF COMPLETED INTERIM REVIEW.

On approximately April 13, 2015, the Board of Directors of Novus Robotics, Inc., a Nevada corporation (the “Company”), was advised by its independent public accountants, De Joya Griffith ("De Joya") that its financial statements for fiscal year ended December 31, 2013 as filed with the Securities and Exchange Commission in its Annual Report on Form 10-K (the “Financial Statements”) could not be relied upon. At issue was one invoice in the amount of $98,000, which was dated in error November 29, 2012 (the "Invoice"), and revenue which possibly should have been recognized in 2013 associated with the Invoice. De Joya is of the opinion that the Company must complete an analysis and investigation of the Invoice to determine the proper accounting and, if related to previously issued financial statements, file a non-reliance current report on Form 8-K. De Joya believes it received conflicting information from the Company regarding the Invoice resulting in the preceived risk of a material misstatement of the Financial Statements for the Company for fiscal year ended December 31, 2013. The Board of Directors of the Company disagrees with the auditors perception regarding a "material misstatement of the financial statements" as well as advising them since the Invoice represents approximately only .04175% of total sales during fiscal year ended December 31, 2013.

As a result, the Board of Directors of the Company concluded on April 15, 2015 that its previously filed Financial Statements for fiscal year ended December 31, 2013 could not be relied upon until the issue regarding the Invoice is resolved. The Board of Directors of the Company discussed with De Joya the subject matter of their respective disagreements and the need to file a current report on Form 8-K regarding non-reliance on the Company's financial statements for fiscal year ended December 31, 2013. As a result, the Company is engaging new auditors to proceed with an anlysis of the Company's invoicing procedures and whether or not the Invoice and the accounting utilized by the Company relating to the Invoice results in a material misstatement of its financial statements for fiscal year ended Decemebr 31, 2013.

The Company will either file an amendment to its financial statements for fiscal year ended December 31, 2013 or advise pursuant to an amendment to this Current Report on Form 8-K that such an amendment to its Financial Statements is not necessary. The Chief Executive Officer/President of the Company has discussed these matters disclosed in this filing on Form 8-K with the Company's legal counsel on approximately April 14, 2015.

The Company has provided De Joya with a copy of this Current Report on Form 8-K and requested that De Joya furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not De Joya agrees with the statements made in this Current Report on Form 8-K with respect to De Joya and, if not, stating the aspects with which they do not agree. The letter from De Joya dated April 21, 2015 has been filed as Exhibit 16.1 to this Current Report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1	Letter from De Joya Griffith, LLC dated April 21, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUS ROBOTICS INC.

Date: April 21, 2015	By:	/s/ Berardino Paolucci
	Name:	Berardino Paolucci
	Title:	President/Chief Executive Officer